EXHIBIT 99.1

Chromatin Business
Special Purpose Financial Statements
September 30, 2018

Chromatin Business
Index

Page(s)
Independent Auditor's Report	1-2
Special Purpose Financial Statements
Special Purpose Statement of Assets Acquired and Liabilities Assumed as of September 30, 2018	3
Special Purpose Statement of Revenue and Direct Expenses for the Nine Months Ended September 30, 2018	4
Notes to the Special Purpose Financial Statements	5-10

i

INDEPENDENT AUDITOR'S REPORT

Board of Directors
S&W Seed Company
Sacramento, California

Report on the Special Purpose Financial Statements

We have audited the accompanying special purpose statement of assets acquired and liabilities assumed by S&W Seed Company, pursuant to an Asset Purchase Agreement ("APA") dated September 14, 2018, of Chromatin Inc. and Subsidiaries as of September 30, 2018, and the related special purpose statement of revenue and direct expenses for the nine month period ended September 30, 2018 and the related notes to the special purpose financial statements. The assets acquired and liabilities assumed pursuant to the APA are referred to as the "Chromatin Business."

Management's Responsibility for the Special Purpose Financial Statements

Management is responsible for the preparation and fair presentation of these special purpose financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the special purpose financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the special purpose financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the special purpose financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the special purpose financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the special purpose financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the special purpose financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the special purpose financial statements of the Chromatin Business referred to above present fairly, in all material respects, the assets acquired and liabilities assumed as of September 30, 2018 and the revenue and direct expenses for the nine months then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying special purpose financials statements referred to above were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of S&W Seed Company and are not intended to be a complete presentation of the financial position, results of operations, or cash flows of the Chromatin Business in accordance with accounting principles generally accepted in the United States of America, as described in Note 1. Our opinion is not modified with respect to this matter.

Crowe LLP

Elkhart, Indiana
January 2, 2019

Chromatin Business
Special Purpose Statement of Assets Acquired and Liabilities Assumed
September 30, 2018

September 30,
2018

ASSETS

ASSETS ACQUIRED
Cash and cash equivalents	$97,122
Accounts receivable, net	1,601,811
Inventories, net	7,362,046
Prepaid expenses and other current assets	37,647
TOTAL CURRENT ASSETS	9,098,626

Property, plant and equipment, net	7,908,223
TOTAL ASSETS ACQUIRED	$17,006,849

LIABILITIES ASSUMED
Accounts payable	$211,557
Deferred revenue	755,303
Accrued expenses and other current liabilities	1,290
TOTAL LIABILITIES ASSUMED	968,150

NET ASSETS ACQUIRED	$16,038,699

The accompanying notes are integral to these special purpose financial statements.

Chromatin Business
Special Purpose Statement of Revenue and Direct Expenses
Nine-Months Ended September 30, 2018

Nine Months
Ended
September 30,
2018

Revenue	$12,762,051

Cost of revenue	12,592,648

Gross profit	169,403

Other direct expenses
Selling, general and administrative expenses	4,292,043
Research and development expenses	2,105,320
Depreciation expense	1,581,681
Disposal of property, plant and equipment gain	(11,286)

Total other direct expenses	7,967,758

Deficit of revenue over direct expenses	(7,798,355)

Revenue over direct expenses attributable to non-controlling interest	8,552

Deficit of revenue over direct expenses attributable to Chromatin business	$(7,806,907)

The accompanying notes are integral to these special purpose financial statements.

Chromatin Business
Notes to Special Purpose Financial Statements
September 30, 2018

1.    Description of Business and Basis of Presentation

On October 25, 2018, S&W Seed Company ("S&W") completed the acquisition of substantially all of the assets of Chromatin, Inc. (together with certain of its subsidiaries and affiliates in receivership, "Chromatin", "the Company", and "the Chromatin Business"), as well as the assumption of certain contracts and limited specified liabilities of Chromatin, for an aggregate cash purchase price of approximately $26.5 million (the "Acquisition"), pursuant to the terms of an Asset Purchase Agreement dated September 14, 2018, with Novo Advisors (f/k/a Turnaround Advisory Group Inc.), solely in its capacity as the receiver for, and on behalf of, Chromatin.

Under the terms of the Asset Purchase Agreement, S&W Seed Company acquired assets which include accounts receivable, inventory and the related grower's compensation liability, germplasm, production facilities and equipment as well as research equipment. With the exception of the grower's compensation liability and customer deposits, no other liabilities, contingent or otherwise, were assumed by S&W Seed Company.

Basis of Presentation

These special purpose financial statements ("financial statements") present the assets acquired and liabilities of Chromatin assumed by S&W as of September 30, 2018 and the revenue and direct expenses of Chromatin for the nine months then ended and have been prepared for inclusion in S&W's filings with the Securities and Exchange Commission to comply with Rule 8-04 of Regulation S-X.

These financial statements have been prepared to reflect the assets acquired and liabilities assumed by the Buyer in accordance with a waiver obtained by the Buyer from the Securities and Exchange Commission ("SEC Waiver").

These financial statements are presented in lieu of full financial statements of the Chromatin business because Chromatin, prior to entering receivership, had engaged in a number of complex financing and tax transactions that are not relevant to the business purchased by S&W, and because preparing financial information for certain subsidiaries of Chromatin, Inc. which were not acquired by S&W would be impracticable and of no relevance to the business acquired by S&W.

These financial statements have been derived from the accounting records of Chromatin using its historical financial information. The financial statements do not necessarily represent the assets sold or liabilities assumed or revenue and direct expenses as if the Chromatin Business had been operating as a separate, stand-alone entity during the period presented. In addition, the financial statements may not be indicative of the financial condition or results of operations of the Chromatin Business going forward.

The Statement of revenue and Direct Expenses reflect only those sales and revenue directly attributable to the Chromatin Business for the nine months ended September 30, 2018 and do not reflect a full annual operating cycle. The direct expenses of the Chromatin Business presented in these statements include cost of goods sold related to the Chromatin Business' sales and other direct expenses. Depreciation expense of assets used in the Chromatin Business is included, but depreciation associated with assets not acquired, interest expense, legal and professional fees and income taxes have been excluded from the financial statements.

Chromatin Business
Notes to Special Purpose Financial Statements
September 30, 2018

The financial statements include the balances and activity of Sorghum Solutions Africa, a South African company of which a 51% ownership interest was acquired under the Asset Purchase Agreement. All significant intercompany balances and transactions have been eliminated.

2.    Summary of Significant Accounting Policies

Basis of Presentation

The Company maintains its accounting records on an accrual basis in accordance with accounting principles generally accepted in the United States of America ("GAAP").

Business Overview

The Chromatin business is a sorghum genetics and seed company in the business of breeding, growing, processing and selling hybrid sorghum seed.

International Operations

The financial information of Chromatin's foreign operations involved in the Chromatin Business has been translated into U.S. dollars at the exchange rates as follows: (i) asset and liability accounts at end-of-period rates, and (ii) revenue and expense accounts at the average exchange rates in effect during the period.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that may affect the reported amounts of the assets acquired, liabilities assumed, revenue, direct expenses and related disclosures during the reporting periods. Estimates are adjusted to reflect actual experience when necessary. Significant estimates and assumptions include the allowance for doubtful accounts receivables and inventory valuation and expected realization. Actual results may differ from management's assumptions.

Accounts Receivable

The Company provides an allowance for doubtful trade receivables equal to the estimated uncollectible amounts. That estimate is based on historical collection experience, current economic and market conditions and a review of the current status of each customer's trade accounts receivable. The allowance for doubtful trade receivables was $1,217,461 at September 30, 2018.

Chromatin Business
Notes to Special Purpose Financial Statements
September 30, 2018

Inventories

Inventories consist of seed and packaging materials.

Inventories are stated at the lower of cost or net realizable value, and an inventory reserve permanently reduces the cost basis of inventory. Inventories consist of raw materials, work in process and finished goods. Depending on market conditions, the actual amount received on sale could differ from the Company's estimated value of inventory. In order to determine the value of inventory at the balance sheet date, the Company evaluates a number of factors to determine the adequacy of provisions for inventory. The factors include the age of inventory, the quality and germination rates, the amount of inventory held by type, future demand for products and the expected future selling price the Company expects to realize by selling the inventory. These estimates are judgmental in nature and are made at a point in time, using available information, expected business plans and expected market conditions.

Inventories are valued as follows: Actual cost is used to value raw materials such as packaging materials, as well as goods in process. Costs for substantially all finished goods, which include the cost of carryover crops from the previous year, are valued at actual cost. Actual cost for finished goods includes plant conditioning and packaging costs, direct labor and raw materials and manufacturing overhead costs based on normal capacity.

Components of inventory are:

September 30,
2018
Raw materials and supplies	$466,602
Work in progress	3,667,004
Finished goods, net	3,228,440
$7,362,046

Property, Plant and Equipment

Property, plant and equipment is stated at cost less accumulated depreciation and is depreciated using the straight-line method over the estimated useful life of the asset - periods of 5-39 years for buildings, 3-27 years for machinery and equipment, and 5-7 years for vehicles.  Repairs and maintenance expenditures are expensed as incurred.

Impairment of Long-Lived Assets

The Company evaluates its long-lived assets for impairment annually or more often if events and circumstances warrant. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets based upon forecasted undiscounted cash flows. Should impairment in value be indicated, the carrying value of long-lived assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset.

Chromatin Business
Notes to Special Purpose Financial Statements
September 30, 2018

Revenue Recognition

The Company recognizes revenue when the earnings process is complete.  Revenue for product sales is recognized upon delivery, when title and risk of loss have been transferred, collectability is reasonably assured and pricing is fixed or determinable.  Estimates are made for sales returns and other allowances based on the Company's experience.  Amounts to be billed to customers for shipping and handling fees are included in net sales and costs incurred by the Company for the delivery of goods are classified as direct costs of revenue.

These financial statements do not reflect the provisions of ASC Topic 606, Revenue from Contracts with Customers, which would have been mandatorily effective for the Company in 2019, absent the acquisition by S&W.  This ASC topic outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most existing revenue recognition guidance under U.S. GAAP. The core principle of the guidance is that an entity should recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. Topic 606 also requires enhanced disclosures about the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers.

After the acquisition, the Company will, as part of S&W, report its revenue under the requirements of ASC Topic 606.

Direct Cost of revenue

The Company records purchasing and receiving costs, inspection costs and warehousing costs in direct cost of revenue. When the Company is required to pay for outward freight and/or the costs incurred to deliver products to its customers, the costs are included in direct cost of revenue.

Research and Development

Research and development costs are expensed as incurred.  Research and development expenses include costs (primarily consisting of employee costs, materials, contract services, research agreements, and other external spend) relating to the discovery and development of new products, and enhancement of existing products.

Chromatin Business
Notes to Special Purpose Financial Statements
September 30, 2018

3.    Property, Plant and Equipment

Components of property, plant and equipment were as follows:

September 30,
2018
Land and improvements	$299,024
Buildings and improvements	6,136,133
Machinery and equipment	13,447,294
Vehicles	1,090,016
Total property, plant and equipment	20,972,467

Less: accumulated depreciation	(13,064,244)

Property, plant and equipment, net	$7,908,223

Depreciation expense totaled $1,581,681 for the nine months ended September 30, 2018.

4.    Deferred Revenue

Deferred revenue represents deposits and prepayments from customers for products to be shipped in future periods.

Chromatin Business
Notes to Special Purpose Financial Statements
September 30, 2018

5.    Selected Cash Flows

The preparation of complete statements of cash flows was not practical since the historical operations were funded with various debt and equity transactions and these historical financing arrangements are not related to the assets acquired and liabilities assumed. Accordingly, it is impractical to identify and include investing or financing cash flows associated with the Business. The following selected cash flow information has been prepared by changes in the specific assets and liabilities comprising the Chromatin Business.

Nine Months
Ended
September 30,
2018

Deficit of revenue over direct expenses attributable to Chromatin business	$(7,806,907)

Change in accounts receivable	2,649,979
Change in inventories	5,839,936
Change in accounts payable	(6,979,515)
Change in deferred revenue	(172,667)

Selected operating cash flows	$(6,469,174)

6.    Subsequent Events

The Company has evaluated subsequent events after the balance sheet date through January 2, 2019, which is the date the financial statements were available to be issued.

Please refer to Note 1 for further discussion on the closing of the Acquisition.